UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): March 10, 2006
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-26347 (Commission File No.)	410985135 (I.R.S. Employer Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion Of Acquisition Or Disposition Of Assets
Sale and Purchase Agreement to Acquire Magzone Asia Pte Ltd
     On March 10, 2006, pursuant to the Sale and Purchase agreement (the “Purchase Agreement”) dated January 4, 2006 by and among Sun New Media, Inc. (the “Company”), Seeds Capital Pte Ltd, Wong Sing Lam, Tay Koon Chuan, and Wang Jian (collectively, the “Sellers”), the Company acquired 100% of the issued and outstanding shares of Magzone Asia Pte Ltd (“Magzone”) in exchange for US$2,000,000. The payment was satisfied by US$399,998 in cash and 409,207 SNMI shares with a cumulative value of US$1,600,002.
     SNMI gains a number of key assets through the acquisition, including an integrated imaging platform equipped with advanced optical scanning, image processing, compression, database management, and web publishing technologies. In addition, SNMI gains the online distribution rights for 647 publications in People’s Republic of China.
     According to the agreement, Magzone will continue to run as an independent business post-acquisition, where it will be responsible for meeting an after-tax profit guarantee of S$200,000 (approximately US$124,224) for the fiscal year beginning on January 1, 2006 and ending December 31, 2006.
Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
     In connection with the transaction described in Item 2.01 of this Current Report on Form 8-K, within 30 days of March 10, 2006, the Company shall issue to the Sellers an aggregate of 409,207 shares of its common stock (plus cash compensation of US$399,998) in exchange for all of the issued and outstanding shares of Magzone.
     All of the foregoing issuances were made by the Company pursuant to the exemption from registration provided under Regulation S of the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Business Acquired
Magzone’s financial year-end is December 31st.
Magzone’s audited financial statements from inception August 10, 2003 to December 31, 2004 and for the financial year ended December 31, 2005 immediately follow:

Magzone Asia Pte. Ltd.
Consolidated financial statements
Magzone Asia Pte. Ltd.
Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of
Magzone Asia Pte. Ltd.
We have audited the accompanying consolidated balance sheets of Magzone Asia Pte. Ltd. (the “Company”) and its subsidiary as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders’ equity and cash flows for the period from August 25, 2003 (date of incorporation) to December 31, 2004 and for the year ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company and its subsidiary as of December 31, 2005 and 2004, and the consolidated results of their operations and their cash flows for the period from August 25, 2003 (date of incorporation) to December 31, 2004 and for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.
/s/ PKF
Certified Public Accountants
Hong Kong
June 9, 2006

Magzone Asia Pte. Ltd.
Consolidated Balance Sheets

	As of	As of
	December 31,	December 31,
	2005	2004
	US$	US$
ASSETS
Current assets
Cash and cash equivalents	54,335	121,237
Accounts receivable	6,045	83
Other receivable and prepayments	1,743	3,575

Total current assets	62,123	124,895

Plant and equipment, net (Note 3)	5,158	7,244
Intangible assets, net (Note 4)	18,039	36,719

Total assets	85,320	168,858

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	406	1,572
Other payable and accruals	58,249	5,547

Total liabilities	58,655	7,119

Stockholder’s equity
Common stock : US$0.612 par value (Note 7) - 1,000,000 shares authorized - 150,000 shares issued and outstanding	91,799	91,799
Additional paid in capital	330,477	330,477
Accumulated other comprehensive loss (Note 8)	(1,262)	(2,468)
Accumulated deficit	(394,349)	(258,069)

Total stockholders’ equity	26,665	161,739

Total liabilities and stockholders’ equity	85,320	168,858

The accompanying notes are an integral part of these consolidated financial statements.

Magzone Asia Pte. Ltd.
Consolidated Statements of Operations

		Period from
		August 25,
	Year ended	2003 to
	December 31,	December 31,
	2005	2004
	US$	US$
Revenue (Note 2)	147,878	14,658

Direct costs	(50,707)	(198)

Gross profit	97,171	14,460

Other income	467	509

Operating expenses
Staff costs	(112,795)	(142,308)
Depreciation and amortization	(20,331)	(19,731)
Other operating expenses	(100,792)	(110,999)

Loss before income tax	(136,280)	(258,069)
Income tax (Note 5)	—	—

Net loss	(136,280)	(258,069)

Net loss per share – basic and diluted (Note 6)	(0.91)	(2.35)
The accompanying notes are an integral part of these consolidated financial statements.

Magzone Asia Pte. Ltd.
Consolidated Statements of Stockholders’ Equity

	Common shares			Accumulated
			Additional	other
	No. of		paid-in	comprehensive	Accumulated
	shares	Amount	capital	loss	deficit	Total
		US$	US$	US$	US$	US$

At incorporation	2	1	—	—	—	1

Issuance of common stock	149,998	91,798	330,477	—	—	422,275

Comprehensive loss
Foreign currency translation adjustments	—	—	—	(2,468)	—	(2,468)
Net loss	—	—	—	—	(258,069)	(258,069)

Total comprehensive loss						(260,537)

Balance, December 31, 2004	150,000	91,799	330,477	(2,468)	(258,069)	161,739

Balance, January 1, 2005	150,000	91,799	330,477	(2,468)	(258,069)	161,739

Comprehensive loss
Foreign currency translation adjustments	—	—	—	1,206	—	1,206
Net loss	—	—	—	—	(136,280)	(136,280)

Total comprehensive loss						(135,074)

Balance, December 31, 2005	150,000	91,799	330,477	(1,262)	(394,349)	26,665

The accompanying notes are an integral part of these consolidated financial statements.

Magzone Asia Pte. Ltd.
Consolidated Statements of Cash Flows

		Period from
		August 25,
	Year ended	2003 to
	December 31,	December 31,
	2005	2004
	US$	US$

Cash flows from operating activities

Net loss	(136,280)	(258,069)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	20,331	19,731
Loss on disposal of plant and equipment	184	—
Changes in assets and liabilities
Accounts receivable	(5,962)	(83)
Other receivable and prepayments	1,832	(3,575)
Accounts payable	(1,166)	1,572
Other payable and accruals	52,702	5,547
Foreign currency translation	—	(2,468)

Net cash used in operating activities	(68,359)	(237,345)

Cash flows from investing activities
Purchase of plant and equipment	(1,044)	(8,616)
Proceeds from disposal of plant and equipment	676	—

Net cash used in investing activities	(368)	(8,616)

Cash flows from financing activities
Issuance of common stock	—	367,198

Net cash from financing activities	—	367,198

Effect of foreign currency translation on cash and cash equivalents	1,825	—

Net (decrease)/increase in cash and cash equivalents	(66,902)	121,237
Cash and cash equivalents, beginning of the year/period	121,237	—

Cash and cash equivalents, end of the year/period	54,335	121,237

The accompanying notes are an integral part of these consolidated financial statements.

Magzone Asia Pte. Ltd.
Notes to Consolidated Financial Statements
1.	CORPORATE INFORMATION

Magzone Asia Pte. Ltd. (the “Company”) was incorporated in Singapore on August 25, 2003 as a limited liability company. It has an authorized share capital of Singapore dollars (“SGD”) 1,000,000 consisting of common stock of 1,000,000 shares with a par value of SGD1 per share.

The Company has a wholly-owned subsidiary, Magzone Beijing Co., Ltd (“MZ Beijing”). MZ Beijing was established in the People’s Republic of China (the “PRC”) as a wholly-owned foreign enterprise.

The Company and MZ Beijing are collectively referred to as the “Group”.

The Company is principally engaged in the provision of a digital channel for distributing and selling image version of magazines online. MZ Beijing is principally engaged in the development of e-commerce applications and software.

2.	BASIS OF CONSOLIDATION AND PRESENTATION

The consolidated financial statements include the financial statements of the Company and its subsidiary. All material inter-company balances and transactions have been eliminated in the consolidation. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

A summary of the Company’s significant accounting policies is as follows :
(a)	Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the accompanying financial statements and related disclosures. Although these estimates are based on management’s best knowledge of current events and action that the Company may take in the future, actual results could differ from these estimates.

(b)	Foreign currency translation

The Company and its subsidiary use SGD and the PRC’s Renminbi (“RMB”) as their functional currencies respectively. Transactions denominated in currencies other than SGD or RMB are translated into SGD or RMB at the applicable rates of exchange prevailing at the dates of the transactions. Monetary assets and liabilities denominated in other currencies are translated into SGD or RMB at rates of exchange prevailing at the balance sheet date. Exchange gains or losses arising from changes in exchange rates subsequent to the transactions dates for monetary assets and liabilities denominated in other currencies are included in the determination of net income/loss for the respective period.

For financial reporting purposes, the consolidated financial statements of the Company which are prepared using its functional currency have been translated into United States dollars (“US$”). Assets and liabilities are translated at the exchange rates at the balance sheet dates, revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income/loss but are included in “Accumulated other comprehensive income/loss”, a component of stockholders’ equity. The exchange rates in effect as at December 31, 2005 and 2004 were sgd1 for US$1.664 and US$1.634 respectively. There is no significant fluctuation in exchange rate for the conversion of SGD to US$ after the balance sheet date.

2.	BASIS OF CONSOLIDATION AND PRESENTATION (CON’D)
(c)	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use.

Depreciation is provided on straight-line basis over their estimated useful lives. The principal annual rates are as follows :-

Years
Computers	3
Office equipment	5
Maintenance or repairs are charged to expense as incurred. Upon sale or disposition, the applicable amounts of asset cost and accumulated depreciation are removed from the accounts and the net amount less proceeds from disposal is charged or credited to income.

(d)	Intangible asset

Intangible asset is stated at cost less accumulated amortization and impairment loss, if any. The acquisition cost of intangible asset is capitalized and amortized on a straight-line basis over a period of 3 years.

(e)	Impairment of long-lived assets

Long-lived assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. The Company recognizes impairment of long-lived assets in the event that the net book values of such assets exceed the future undiscounted cashflows attributable to such assets. During the reporting periods, the Company has not identified any indicators that would require testing for impairment.

(f)	Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist of cash and cash equivalents and accounts receivable. As of December 31, 2005 and 2004, substantially all of the Company’s cash and cash equivalents were held by major banks located in Singapore and PRC of which the Company’s management believes are of high credit quality. With respect to accounts receivable, the Company extends credit based on an evaluation of the customer’s financial condition and without requiring collateral. The Company conducts periodic reviews of its customers’ financial condition and customer payment practices to minimize collection risk on accounts receivable.

(g)	Allowance of doubtful accounts

The Company establishes an allowance of doubtful accounts based on the management’s assessment of the recoverability of accounts and other receivables. A considerable amount of judgment is required in assessing the realization of these receivables, including the current creditworthiness of each customer and the related aging analysis.

Based on the above assessment, the management considered the accounts and other receivables as of December 31, 2005 and 2004 were collectible and no allowance of doubtful accounts was provided for the reporting periods.

2.	BASIS OF CONSOLIDATION AND PRESENTATION (CON’D)
(h)	Cash and cash equivalents

Cash and cash equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less. As of December 31, 2005 and 2004, certain of the cash and cash equivalents were denominated in RMB and are not freely convertible into foreign currencies.

(i)	Fair value of financial instruments

The carrying values of the Company’s financial instruments, including cash and cash equivalents, accounts and other receivables, accounts and other payables, approximate their fair values due to the short-term maturity of such instruments.

It is the management’s opinion that the Company is not exposed to significant interest, price or credit risks arising from these financial instruments.

In respect of foreign currency risk, the Company is exposed to this risk arising from recognized accounts receivables as they will affect the future operating results of the Company. The Company did not have any hedging activities during the reporting periods. As the functional currency of the Company is SGD, the exchange difference on translation to US$ for reporting purpose is taken to other comprehensive income/loss.

(j)	Income taxes

The Company follows the liability method of accounting for income taxes in accordance with SFAS No. 109. Under this method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax balances. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment. A valuation allowance is provided for deferred tax assets if it is more likely than not that the Company will not realize the future benefit, or the future deductibility is uncertain.

(k)	Revenue recognition

Revenue is recognized to the extent that it is probable that the economic benefits will flow to the Company and the revenue can be reliably measured. The following specific criteria must also be met before revenue is recognized :-
(i)	Rendering of services Revenue is recognized when services are provided.

(ii)	Sales of software
Revenue is recognized upon transfer of significant risk and rewards of ownership of the shrink-wrapped software to the customer which generally coincides with delivery and acceptance of the software sold.

(iii)	Interest income Interest income is recognized on the time proportion basis (taking into account the effective yield on the asset) unless collectibility is in doubt.

2.	BASIS OF CONSOLIDATION AND PRESENTATION (CON’D)
(l)	New accounting pronouncements

In December 2004, the FASB issued SFAS No. 123R “Share-Based Payment” (“SFAS 123R”), which revises SFAS No. 123, “Accounting for Stock Based Compensation”, and superceded APB 25. Among other items, SFAS 123R eliminates the use of APB 25 and the intrinsic value method of accounting, and requires companies to recognize in the financial statements the cost of employee services received in exchange for awards of equity instruments, based on the grant-date fair value of those awards. This cost is to be recognized over the period during which an employee is required to provide service in exchange for the award (typically the vesting period). SFAS 123R also requires that benefits associated with tax deductions in excess of recognized compensation cost be reported as a financing cash flow, rather than as an operating cash flow as required under current literature.

SFAS 123R permits companies to adopt its requirement using either a “modified prospective” method, or a ‘”modified retrospective” method.

Under the “modified prospective” method, compensation cost is recognized in the financial statements beginning with the effective date, based on the requirements of SFAS 123R for all share-based awards granted or modified after that date, and based on the requirements of SFAS 123 for all unvested awards granted prior to the effective date of SFAS 123R. Under the “modified retrospective” method, the requirements are the same as under the “modified prospective” method, but this method also permits entities to restate financial statements of previous periods based on proforma disclosures made in accordance with SFAS 123.

In May 2005, the FASB issued Statement No.154, “Accounting Changes and Error Corrections”. This Statement replaces APB Opinion No.20, “Accounting Changes”, and FASB Statement No.3, “Reporting Accounting Changes in Interim Financial Statements”, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rater than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this Statement requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable.

In addition, this Statement requires that retrospective application of a change in accounting principle be limited to the direct effects of the change. Indirect effects of a change in accounting principle should be recognized in the period of the accounting change.

This Statement also requires that a change in depreciation, amortization, or depleting method for long-lived, nonfinancial assets be accounted for as a change in accounting estimate effected by a change in accounting principle.

2.	BASIS OF CONSOLIDATION AND PRESENTATION (CON’D)
(l)	New accounting pronouncements (cont’d)

In November 2005, the FASB issued FSP Nos. FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments”. This FSP addresses the determination as to when an investment is considered impaired, whether the impairment is ‘other-than-temporary’, and the measurement of an impairment loss. The investment is impaired if the fair value is less than cost. The impairment is ‘other-than-temporary’ for equity securities and debt securities that can contractually be prepaid or otherwise settled in such a way that the investor would not recover substantially all of its cost. If ‘other-than-temporary’, an impairment loss shall be recognized in earnings equal to the difference between the investment’s cost and its fair value. The guidance in this FSP is effective in reporting periods beginning after December 15, 2005.

The Company does not anticipate the adoption of these standards will have a material impact on these consolidated financial statements.
3.	PLANT AND EQUIPMENT, NET

	As of	As of
	December 31,	December 31,
	2005	2004
	US$	US$

Office equipment	3,831	2,663
Computers	4,117	5,953

	7,948	8,616
Accumulated depreciation	2,790	1,372

Plant and equipment, net	5,158	7,244

Depreciation for the year ended December 31, 2005 and for the period from August 25, 2003 to December 31, 2004 were US$2,292 and US$1,372 respectively.

During the year ended December 31, 2005, plant and equipment with carrying amount of US$860 were disposed of at a consideration of US$676 resulting in loss on disposal of US$184. There was no disposal in the period ended December 31, 2004.

4. INTANGIBLE ASSET, NET

	As of	As of
	December 31,	December 31,
	2005	2004
	US$	US$

Intangible asset, at cost	55,078	55,078
Currency realignment	(641)	—

	54,437	55,078
Accumulated amortization	(36,398)	(18,359)

Intangible asset, net	18,039	36,719

The intangible asset comprises copyright and all intellectual property in a computer software programme “Doc Flow”, including but not limited to any pending patent and trademark submitted based on it. The intangible asset was acquired by the issuance of 89,998 shares of the Company’s common stock (Note 7) to the original owner who became one of the Company’s stockholders and directors after the acquisition.

Amortization for the year ended December 31, 2005 and for the period from August 25, 2003 to December 31, 2004 were US$18,039 and US$18,359 respectively.
5. INCOME TAX
No provision for income tax is made as the Company and its subsidiary have no assessable profits throughout the reporting periods.

A reconciliation of income tax using the Singapore statutory income tax rate is as follows

		Period from
		August 25,
	Year ended	2003 to
	December 31,	December 31,
	2005	2004
	US$	US$

Loss before income tax	(136,280)	(258,069)

Expected benefits at the applicable tax rate of 20%	(27,256)	(51,614)
Expenses not deductible for tax purposes	7,456	4,535
Valuation allowances	19,800	47,079

Income taxes	—	—

5. INCOME TAX (CONT’D)
The components of deferred taxes at the balance sheet dates are :-

	As of	As of
	December 31,	December 31,
	2005	2004
	US$	US$

Tax losses and capital allowances	67,275	48,007
Less : Valuation allowance	(66,879)	(47,079)

	396	928

Excess of tax depreciation expenses over book depreciation expenses	(396)	(928)

	—	—

At December 31, 2005 and 2004, the Company had tax losses and capital allowances amounting in aggregate to USD336,375 and USD240,035 respectively. USD253,058 and USD209,510 of these tax losses and capital allowances can be utilized for an unlimited future period subject to there being no substantial change in the stockholders, as required by provisions of the Singapore Income Tax Act. The remaining tax losses of USD83,317 and USD30,525 can be carried forward for five years from the year of loss.
6. NET LOSS PER SHARE — BASIC AND DILUTED
The basic and diluted net loss per share is calculated using the net loss and the weighted average number of common stock outstanding during the reporting periods. The Company has no dilutive instruments and accordingly, the basic and diluted net loss per share are the same.

			Period from
			August 25,
	Year ended		2003 to
	December 31,		December 31,
	2005		2004

Net loss	US$	(136,280)	US$	(258,069)

Weighted average number of common stock outstanding	150,000		109,616

Net loss per share — Basic and diluted	US$	(0.91)	US$	(2.35)

7. COMMON STOCK

	Number of
	shares of
	common stock	US$

Issuance of 2 shares at par to subscribers for cash	2	1
Issuance of 89,998 shares for the acquisition of an intangible asset (Note 4)	89,998	55,078
Issuance of 60,000 shares at SGD10 each (Note 7(i))	60,000	36,720

At December 31, 2004 and 2005	150,000	91,799

Note :-
(i)	The excess of consideration received over the aggregate par value of stock issued was USD330,477 and included in additional paid-in capital.
8. ACCUMULATED OTHER COMPREHENSIVE LOSS

Foreign
currency
translation
adjustments

US$

Exchange differences arising from the translation of the Company’s and its subsidiary’s financial statements	(2,468)

Balance, December 31, 2004	(2,468)

Exchange differences arising from the translation of the Company’s and its subsidiary’s financial statements	1,206

Balance, December 31, 2005	(1,262)

9. SUPPLEMENTAL CASH FLOW INFORMATION

Period from
August 25,
	Year ended	2003 to
	December 31,	December 31,
	2005	2004
	US$	US$

Interest paid	—	—
Income taxes	—	—

Other than the above information, the Group had a non-cash transaction during the period ended December 31, 2004 arising from the issuance of common stock for the acquisition of an intangible asset (Note 4). There was no non-cash transaction in the year ended December 31, 2005.

10. SIGNIFICANT RELATED PARTY TRANSACTIONS
Apart from the acquisition of an intangible asset as referred to in note 4, during the reporting periods, the Group had the following significant transactions with its related parties on terms agreed between the parties as follows :

		Period from
		August 25,
	Year ended	2003 to
	December 31,	December 31,
	2005	2004
	US$	US$
Corporation of which a director who is also a substantial stockholder is a director and stockholder of the Company
Administrative fee paid	12,628	28,788
Fee for hosting services paid	5,871	7,160

Consultancy fee paid to a director	27,059	48,960

11. PENSION PLANS
The Company has defined contribution plans for all its qualified employees in Singapore and the PRC. The only obligation of the Company with respect to retirement scheme is to make the required contributions under the plans. No forfeited contribution is available to reduce the contribution payable in the future years. The contributions to the plans were charged to the consolidated statement of operations. The Company contributed US$12,387 and US$8,571 for the year/period ended December 31, 2005 and 2004 respectively.
12. POST BALANCE SHEET EVENTS
On March 10, 2006, pursuant to the sale and purchase agreement dated January 4, 2006 by and among Sun New Media, Inc. (“SNMI”) and the Company’s stockholders, SNMI acquired 100% of the issued and outstanding shares of the Company in exchange for US$2,000,000. The payment was satisfied by US$399,998 in cash and 409,207 SNMI shares with a cumulative value of US$1,600,002.

(b)	Pro Forma Financial Statements

The acquisition of all the issued and outstanding shares of Magzone is described as a “purchase acquisition”.

The accompanying pro forma condensed consolidated financial statements are provided for informational purposes only. The Pro Forma Consolidated Balance Sheet and Pro Forma Combined Statement of Operations are unaudited and are not necessarily indicative of the consolidated financial position which actually would have occurred if the above transaction had been consummated on December 31, 2005 and 2004, nor does it purport to present the operating results that would be achieved for future periods. You should read the accompanying pro forma condensed consolidated financial statements and the related notes in conjunction with the audited and unaudited financial statements included elsewhere in Form 8-K and the Registrant’s latest Form 10-KSB filed on June 30, 2006.

The Unaudited Pro-Forma Consolidated Financial Statement reflect financial information which gives pro-forma effect to the acquisition of all the outstanding common shares of Magzone in exchange for 409,207 million shares of common stock of the Company and US$399,998 cash.

The acquisition is to be recorded as a purchase acquisition. The Pro Forma Consolidated Balance Sheet included herein reflects the use of the purchase method of accounting for the above transaction. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this Form 8-K.

Unaudited Pro Forma Consolidated Balance Sheet

The Pro-Forma Consolidated Balance Sheet gives effect to the above transaction as if it occurred on March 31, 2006.

Unaudited Pro Forma Consolidated Statement of Operations

The Pro-Forma Combined Statement of Operations give effect to the above transaction as if it occurred on the earliest date of the period presented, i.e., June 6, 2005.

SUN NEW MEDIA INC
UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2006

	SNMD	Magzone			Pro-forma
	(as at Mar 31, 2006)	(as at Dec 31, 2005)	Adjustments		Consolidated
	US$	US$	US$		US$
ASSETS
Current Assets
Cash and bank balances	1,373,715	54,335	(399,998	) (1)	1,028,052
Accounts receivable, net	415,735	6,045	—		421,780
Other receivable, deposits and prepayments	466,396	1,743	—		468,139
Inventories	85,346	—	—		85,346
Marketable securities	8,140,377	—	—		8,140,377
Amounts due from stockholders	292,106	—	—		292,106
Amounts due from related parties	892,699	—	—		892,699

Total current assets	11,666,374	62,123	(399,998)		11,328,499

Investment in associated company	24,987	—	—		24,987
Goodwill and intangible assets	61,794,537	18,039	1,964,477	(2)	63,777,053
Plant and equipment	2,205,536	5,158	—		2,210,694
Clearing broker deposit	36,980	—	—		36,980

Total Assets	75,728,414	85,320	1,564,479		77,378,213

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	987,238	406	—		987,644
Other payables and accruals	6,928,098	58,249	—		6,986,347
Amounts due to related parties	489,122	—	—		489,122
Factoring loan	233,043	—	—		233,043

Total current liabilities	8,637,501	58,655	—		8,696,156
Convertible notes	2,816,000	—	—		2,816,000
Discount on warrants	(2,393,052)	—	—		(2,393,052)

STOCKHOLDERS’ EQUITY
Capital stock	985,927	91,799	(91,799	) (1)	1,026,848
			40,921	(1)
Additional paid-in capital	81,942,502	330,477	(330,477	) (1)	83,501,583
			1,559,081	(1)
Accumulated other comprehensive loss	1,920	(1,262)	1,262		1,920
Accumulated deficit	(16,160,864)	(394,349)	385,491	(1)	(16,169,722)

Minority interest	(101,520)				(101,520)

Total stockholder’s equity	66,667,965	26,665	1,564,479		68,259,109

Total liabilities and stockholders’ equity	75,728,414	85,320	1,564,479		77,378,213

SUN NEW MEDIA INC.
NOTES TO THE UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2006
1.	The acquisition of Magzone has been accounted for as a purchase acquisition. The acquisition is recorded at the fair value of the net assets of the Company, which prior to the acquisition approximates book value of $35,523. SNMD issued 409,207 shares and cash of US$399,998 for an aggregate consideration of US$2 million for the acquisition of Magzone.

2.	Intangible assets represent more than 700 online magazine titles and “DJVU” technology in accordance with Statement of Financial Standards No. 141 (“SFAS 141”), Business Combinations.

SUN NEW MEDIA INC.
UNAUDITED PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	(Audited)
	SNMD	Magzone
	Jun 6, 2005 to Mar	Jan 1, 2005 to Dec		Pro-forma
	31, 2006	31, 2005	Adjustments	Consolidated
		US$	US$	US$
			(Note 1)
REVENUES	429,531	147,878		577,409
Cost of revenues	263,786	50,707		314,493

Gross Profit	165,745	97,171		262,916

OPERATING EXPENSES
General and administrative	1,146,785	233,918		1,380,703
Depreciation and amortization	6,767	—	114,595	121,362
Finders’ fee	55,000	—		55,000
Stock-based compensation	9,654,099	—		9,654,099
Consulting and professional fees	1,021,410	—		1,021,410
Impairment loss on marketable securities	1,456,221	—		1,456,221

Total operating expenses	13,340,282	233,918		13,574,200

Operating loss	(13,174,537)	(136,747)		(13,311,284)
Interest income	637	—		637
Interest expense, BCF	(2,676,441)	—		(2,676,441)
Interest expense, warrant valuation	(110,053)	—		(110,053)
Other income	37,590	467		38,057

Loss before income taxes	(15,922,804)	(136,280)		(16,059,084)
Income tax expenses	—	—		—

Net Loss	(15,922,804)	(136,280)		(16,059,084)

Loss per share:
Weighted average number of shares outstanding
Basic and diluted	55,596,172			55,596,172

Net loss per share of common stock
Basic and diluted	(0.29)			(0.29)

SUN NEW MEDIA INC.
NOTES TO THE PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
1.	Adjustment for amortization of intangible assets from June 6, 2005 to March 31, 2006.

(d)	Exhibits

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated January 4, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on, January 6, 2006)

23.1	Consent of Independent Certified Public Accountants of Magzone Asia Pte. Ltd.

99.1	Press Release dated March 13, 2006 Announcing the Completion of the Magzone Asia Pte Ltd Acquisition (incorporated herein by reference from the registrant’s current report on Form 8-K filed on, March 16, 2006)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 21, 2006

SUN NEW MEDIA INC.
By:	/s/ Frank Zhao
Frank Zhao, Company Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated January 4, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on, January 6, 2006)

23.1	Consent of Independent Certified Public Accountants of Magzone Asia Pte. Ltd.

99.1	Press Release dated March 13, 2006 Announcing the Completion of the Magzone Asia Pte Ltd Acquisition (incorporated herein by reference from the registrant’s current report on Form 8-K filed on, March 16, 2006)